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                                                                    EXHIBIT 21.1

                     LIST OF SUBSIDIARIES, MAXUS ENERGY
                                 CORPORATION


MAXUS ENERGY CORPORATION - Delaware
         Diamond Shamrock Europe Limited - England
         Maxus Gas Marketing Company - Delaware
         Maxus Indonesia, Inc. - Delaware
                 Maxus Northwest Java. Inc. - Delaware
                 Maxus Southeast Sumatra, Inc. - Delaware
         Maxus Industrial Gas Company  - Delaware
         Maxus Offshore Exploration Company - Delaware
         Maxus (U.S.) Exploration Company - Delaware
         Natomas North America, Inc.  - California
         Trice Properties, Inc - Delaware
         Wheeling Gateway Coal Company  - Delaware
         Gateway Coal Company - Pennsylvania
         MAXUS INTERNATIONAL ENERGY COMPANY - Delaware
                 Diamond Shamrock China Petroleum Limited - Bahamas Falcon Seaboard, Inc. - Delaware
                 Maxus Angola, Inc. - Delaware
                 Maxus Aru Inc. - Delaware
                 Maxus Bolivia, Inc. - Delaware
                 Maxus Bulgaria, Inc. - Delaware
                 Maxus Chile, Inc. - Delaware
                 Maxus China (C.I.) Ltd.  - Cayman Islands
                 Maxus Colombia, Inc. - Delaware
                 Maxus Ecuador Inc. - Delaware
                 Maxus Egypt, Inc.  - Delaware
                 Maxus Energy Co. (U.K.) Limited - England
                 Maxus Energy Global B.V. - The Netherlands
                 Maxus Energy Trading Company - Delaware
                 Maxus Ethiopia, Inc. - Delaware
                 Maxus Fifi Zaitun, Inc. - Delaware
                 Maxus Gabon Inc - Delaware
                 Maxus Guarapiche Ltd. - Cayman Islands
                 Maxus International Services Company - Texas
                 Maxus Madagascar, Inc.  - Delaware
                 Maxus Mahdia East, Inc.  - Delaware
                 Maxus Morocco, Inc. - Delaware
                 Maxus New Zealand Limited - New Zealand
                 Maxus North Sea, Inc. - Delaware
                 Maxus Paraguay, Inc. - Delaware
                 Maxus Slovakia, Inc - Delaware
                 Maxus Southeast Asia New Ventures, Inc. - Delaware Maxus Spain, Inc. - Delaware
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                 Maxus Tasmania, Inc.  - Delaware
                 Maxus Tunisia Inc. - Delaware
                 Maxus Venezuela (C.I.) Ltd.  - Cayman Islands
                 Maxus Venezuela S.A.  - Venezuela
                 Natamos Overseas Finance N.V. - Netherlands Antilles Transworld Petroleum Corporation - Delaware
         MIDGARD ENERGY COMPANY  - Delaware
         MAXUS CORPORATE COMPANY - Delaware
                 Biospecific Technologies, Inc. - Delaware
                 Boja Realty Corp. - New York
                          Quail Hollow Properties, Inc.  - Ohio
                 Chemical Land Holdings, Inc. - Delaware
                 Crile Road Investments, Inc. - Ohio
                 Delaware City Plastics Corporation  - Delaware
                 Diamond Gateway Coal Company  (Partner of  Gateway Coal
                   Company) - Delaware
                 Diamond Shamrock Venezolana, S.A. - Venezuela
                 DSC Acquisition, Inc. - Delaware
                 DSC Holdings, Inc. - Delaware
                 DSC Investment Management Company - Delaware
                 DSC Receivables, Inc. - Delaware
                 DST Corporation - Delaware
                 Duolite International, Inc. - Delaware
                 Emerald Mining Company - Delaware
                 Gateway Land Company - Delaware
                 Greenstone Assurance Ltd. - Bermuda
                 Insulating Aggregates, Inc. - Louisiana
                 Leon Properties, Inc. (d/b/a Riverside Farms) - Texas
                          RMC Securities - Texas
                 Maxus Agricultural Chemicals, Inc. - Delaware
                          DSC Products International, Inc. - Delaware
                          Fint Corporation - Delaware
                          Maxus International Corporation - Delaware
                 Maxus Realty Company - Texas
                 OCV Corporation - Delaware
                 QHRP Investments, Inc. - Ohio
                 The Harbor Land Company - Ohio
                 V.E.P. Corporation - Delaware